Voya Investment Management

Semi-Annual Report

June 30, 2014

Series B

Voya Corporate Leaders Trust Fund

(formerly, ING Corporate Leaders Trust Fund)

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya(TM) Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

PRESIDENT'S LETTER

Luck and Skill

Dear Shareholder,

Earlier this month many of us were caught up in the excitement of the World Cup, soccer's premier tournament. They say that soccer teaches you about life, and that is certainly true in at least one respect: the big part that luck can play in the outcome. During the World Cup, a New York Times article examined the role of luck in soccer matches, noting that the game's combination of low scores, fluke goals and numerous ties makes it the least predictable of the major sports.1 A survey of the research literature concluded that the outcome of a soccer match was about half skill and half luck.

What does this have to do with investing? Many investors tend to overlook the part luck plays in their investment results, giving themselves too much credit for skill. This is especially true in a bull market, when the market's upward trend may disguise the effect of discretionary investment decisions. In assessing their performance, professional investors distinguish alpha — the return component due to manager skill — from beta — the return component due to market moves. While investors may benefit from both alpha and beta, the existence of beta reminds us that it isn't all under our own control. We should take our successes with a touch of humility, mindful of the assist our skills have gotten from good fortune.

But if good fortune can be random, so can bad fortune. How do you set your course to allow for the unpredictable effects of good or ill winds? In our view, the best way is to minimize the opportunities for randomness to enter the picture — keep your portfolio fully invested and well diversified, and avoid the temptation to time the market. Keep your focus on your long-term goals and promptly inform your financial advisor should these goals change. Before taking action, thoroughly discuss any contemplated portfolio changes with your advisor.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it's about positive experiences along the way. It's also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
July 28, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1  "Soccer, a Beautiful Game of Chance," by John Tierney, New York Times, July 7, 2014.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2014

Global equities, in the form of the MSCI World IndexSM (the "Index") measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board's ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed's December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however, and in the first month of 2014 the Index slumped before recovering to end up 5.48% for the first half of the fiscal year. (The Index returned 6.18% for the six-months ended June 30, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Fed Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and reclaim a small gain despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear, however was that it was indeed weather-related and could therefore be expected to be temporary. The Fed confirmed as much on February 14. The same week new Fed Chair Janet Yellen stressed the "continuity" of accommodative monetary policy and later confirmed that such a policy would remain in place for "some time."

The April, May and June employment reports were significantly better, showing a monthly average of 234,000 jobs created. Retail sales, industrial production and home sales all rebounded strongly, although the pace of home price increases was moderating. Purchasing managers' activity indices were on the rise. The Fed continued to taper without hesitation and by the end of June the pace of bond purchases had fallen to $35 billion per month.

The main outlier was gross domestic product ("GDP"). First quarter GDP growth was initially announced on April 30 as a scant 0.1% annualized. One month later it was revised down to a fall of 1.0%. And on June 25 it was further revised down to 2.9%, the worst since the first quarter of 2009. But such was the state of sentiment that markets seemed to shrug it off as the encapsulation of a weather-driven anomaly, now fading into memory.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds added 3.93% in the six months through June. The Barclays Long Term U.S. Treasury sub-index, having dropped 12.66% in the previous fiscal year, bounced back to soar 12.14%. The over-all Barclay's U.S. Treasury Bond sub-index only returned 2.72%: evidence of a flattening Treasury yield curve. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 5.68% and interestingly did a little better than the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 5.46%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 7.14% in the first half of the fiscal year, closing just off an all-time high. This represented the sixth straight calendar quarter of positive returns, a sequence not seen since 1998. Utilities was the best performing sector with a gain of 18.65%, followed at some distance by energy, 12.98%. The worst were consumer discretionary which managed only 0.60% and industrials 4.00%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, slipped by just about 3% in the next quarter.

In currencies, the dollar edged up only 0.37% against the euro over the six months, despite the political trouble in Ukraine and European Central Bank President Draghi's embrace of the idea of quantitative easing for the euro zone. The dollar lost 3.21% to the pound as the UK's strong recovery story remained largely intact. The dollar fell 3.78% against the yen, with the effectiveness of the Bank of Japan's own quantitative easing as a means of weakening the currency increasingly in doubt.

In international markets, the MSCI Japan® Index lost 2.96% for the fiscal half year, (despite a 4.8% bounce in June). The government's fiscal and monetary stimulus seemed to be fading, while Prime Minister Abe's reform-based "third arrow" of economic policy was criticized as lacking definition. The MSCI Europe ex UK® Index gained 6.37%, with strength in banks, pharmaceuticals, utilities and the peripheral markets of Italy and Spain. The euro zone reported its fourth straight quarter of GDP growth; the total however amounted to less than 1%, while unemployment was still stubbornly high at 11.6%. The MSCI UK® Index rose a rather disappointing 1.88%. Stocks were held back by lagging banks, miners and telecoms. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2014, the Trust provided a total return of 5.78% compared to the S&P 500® Index, which returned 7.14% for the same period.

Portfolio Specifics: The Trust lagged the benchmark for the six-month period ending June 30, 2014 due to unfavorable stock holdings, primarily within the energy sector. Stock holdings in the materials and utility sectors further detracted from relative results. Not owning holdings in the health care and information technology sectors also detracted from performance. Among the leading individual detractors from performance were the Trust's overweight positions in Marathon Petroleum Corporation and ExxonMobil Corporation; owning non-benchmark stock Fortune Brands Home & Security, Inc. also detracted. By contrast, security holdings within the industrials, consumer discretionary and consumer staples sectors contributed the most to results. Among the leading contributors were overweight positions in Union Pacific Corporation and Beam Suntory Inc., as well as a position in non-benchmark stock Foot Locker, Inc.

Outlook and Current Strategy: As of the end of the reporting period, the Trust's largest sector overweights were in energy, industrials and materials; the largest underweights were in information technology, health care and financials. Sector exposures are purely a function of the Trust's fixed portfolio, however, and are not actively managed.

Sector Diversification
as of June 30, 2014
(as a percentage of net assets)

Energy	24.2%
Industrials	22.1%
Materials	14.7%
Consumer Discretionary	12.0%
Financials	8.8%
Utilities	7.8%
Consumer Staples	4.8%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities	4.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of June 30, 2014
(as a percentage of net assets)

Union Pacific Corp.	13.1%
ExxonMobil Corp.	10.1%
Berkshire Hathaway, Inc.	8.8%
Praxair, Inc.	8.2%
Chevron Corp.	8.0%
Procter & Gamble Co.	4.8%
Honeywell International, Inc.	4.8%
Viacom - Class B	3.9%
Marathon Petroleum Corp.	3.6%
EI Du Pont de Nemours & Co.	3.4%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value and all applicable Trust fees.

INDEPENDENT AUDITORS' REPORT

The Participation Holders and Trustee
Voya Corporate Leaders Trust Fund:

We have audited the accompanying financial statements of Voya Corporate Leaders Trust Fund — Series "B" (formerly, ING Corporate Leaders Trust Fund — Series "B"), a series of Voya Corporate Leaders Trust Fund, which comprise the statement of assets and liabilities, including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the six month period then ended, the statements of changes in net assets for the six month period ended June 30, 2014 and for the year ended December 31, 2013, the financial highlights for the six month period ended June 30, 2014 and each of the years in the five-year period then ended December 31, 2013, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders Trust Fund — Series "B" as of June 30, 2014, the results of its operations for the six month period then ended, the changes in its net assets for the six month period ended June 30, 2014 and for the year ended December 31, 2013, and the financial highlights for the six month period ended June 30, 2014 and each of the years in the five-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 19, 2014

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2014

ASSETS:
Investments in securities at fair value (cost $1,113,638,811)	$1,620,381,820
Cash (Note 2)	83,391,757
Receivables:
Participations sold	8,105,705
Dividends	2,228,135
Prepaid expenses	35,823
Total assets	1,714,143,240
LIABILITIES:
Payable for participations redeemed	11,978,828
Distribution payable	11,516,626
Accrued Sponsor's maintenance fees payable	561,467
Payable for professional fees	29,013
Other accrued expenses and liabilities	45,001
Total liabilities	24,130,935
NET ASSETS:
Balance applicable to participations at June 30, 2014, equivalent to $31.95 per participation on 52,897,177 participations outstanding	$1,690,012,305

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2014

INVESTMENT INCOME:
Dividends	$17,105,387
Interest	3,255
Total investment income	17,108,642
EXPENSES:
Sponsor maintenance fee (Note 4)	3,120,220
Transfer agent fees	668,923
Shareholder reporting expense	57,485
Registration and filing fees	55,070
Professional fees	45,250
Custody and accounting fees (Note 4)	63,350
Miscellaneous expense	3,620
Total expenses	4,013,918
Net investment income	13,094,724
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	22,516,115
Net change in unrealized appreciation on investments	54,201,886
Net realized and unrealized gain on investments	76,718,001
Increase in net assets resulting from operations	$89,812,725

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$13,094,724	$22,370,000
Net realized gain on investments	22,516,115	47,958,813
Net change in unrealized appreciation or depreciation on investments	54,201,886	244,258,743
Increase in net assets resulting from operations	89,812,725	314,587,556
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(12,540,058)	(21,886,025)
Net realized gains	(22,516,100)	—
Return of capital	(46,007,172)	—
Total distributions	(81,063,330)	(21,886,025)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	282,863,573	674,968,189
Reinvestment of distributions	69,549,642	18,670,677
	352,413,215	693,638,866
Cost of participations redeemed	(161,147,564)	(399,404,932)
Net increase (decrease) in net assets resulting from participation transactions	191,265,651	294,233,934
Net increase in net assets	200,015,046	586,935,465
NET ASSETS:
Beginning of year (period)	1,489,997,259	903,061,794
End of year (period)	$1,690,012,305	$1,489,997,259

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
06-30-14	31.71	0.27	•	1.56	1.83	0.25	0.44	0.90
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—
12-31-11	20.29	0.41		2.07	2.48	0.36	—	0.02
12-31-10	17.34	0.34		3.23	3.57	0.37	0.25	—
12-31-09	16.11	0.37	•	1.53	1.90	0.62	—	0.05

				Ratios to average net assets
	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)
Year or period ended	($)	($)	(%)	($000's)	(%)	(%)
06-30-14	1.59	31.95	5.78	1,690,012	0.52	1.68
12-31-13	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	0.46	24.87	13.21	903,062	0.52	1.95
12-31-11	0.38	22.39	12.24	653,514	0.49	1.90
12-31-10	0.62	20.29	21.19	425,663	0.54	1.95
12-31-09	0.67	17.34	12.15	381,010	0.59	2.40

(1)  Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

(2)  Annualized for periods less than one year.

•  Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2014

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders Trust Fund (formerly, ING Corporate Leaders Trust Fund) (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities reported by NASDAQ will be valued at the NASDAQ official closing price on the valuation day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended June 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At June 30, 2014, the cost of the Trust's portfolio of investments for tax purposes was $1,113,638,811.

As of June 30, 2014, the tax basis net unrealized appreciation of portfolio securities was $506,743,009, comprised of unrealized appreciation of $506,743,009 and unrealized depreciation of $0.

As of June 30, 2014, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2014, distributions from net investment income were $12,540,058, equivalent to $0.25 per participation. For the year ended December 31, 2013, distributions from net investment income were $21,886,025, equivalent to $0.48 per participation.

For the six months ended June 30, 2014, the distributions of net realized gains were $22,516,100, equivalent to $0.44 per participation. For the year ended December 31, 2013, there were no distributions of net realized gains.

For the six months ended June 30, 2014, the distributions of return of capital were $46,007,172, equivalent to $0.90 per participation. For the year ended December 31, 2013, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $63,350 for the six months ended June 30, 2014.

Voya Investments, LLC (formerly, ING Investments, LLC) (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, the cost of purchases and proceeds of sales of investment securities were $144,105,830 and $68,523,273, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2014 (CONTINUED)

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2014, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$1,173,535,114
Net unrealized appreciation in value of securities	506,743,009
Trust Fund	1,680,278,123
Distributable fund	9,734,182
Total net assets	$1,690,012,305

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Issued on payments from holders	8,737,921	23,828,904
Issued on reinvestment of dividends and distributions/allocations	2,176,147	621,404
Redeemed	(5,012,089)	(13,763,793)
Net increase	5,901,979	10,686,515

NOTE 8 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. ("ING Groep") submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the "IPO"). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Sponsor and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Sponsor's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Sponsor and its affiliates. Currently, the Sponsor and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operation.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS   PORTFOLIO OF INVESTMENTS
TRUST FUND — SERIES B  AS OF JUNE 30, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 12.0%
763,353		CBS Corp. - Class B	$47,434,755	2.8
849,036		Comcast Corp. - Class A	45,576,253	2.7
869,153		Foot Locker, Inc.	44,083,440	2.6
763,353		Viacom - Class B	66,205,606	3.9
			203,300,054	12.0
		Consumer Staples: 4.8%
1,033,353		Procter & Gamble Co.	81,211,212	4.8
		Energy: 24.2%
1,034,753		Chevron Corp.	135,087,004	8.0
1,694,053		ExxonMobil Corp.	170,557,256	10.1
1,063,453		Marathon Oil Corp.	42,453,044	2.5
785,234		Marathon Petroleum Corp.	61,303,218	3.6
			409,400,522	24.2
		Financials: 8.8%
1,172,645	@	Berkshire Hathaway, Inc.	148,409,951	8.8
		Industrials: 22.1%
869,153		Fortune Brands Home & Security, Inc.	34,705,279	2.0
1,404,953		General Electric Co.	36,922,165	2.2
869,153		Honeywell International, Inc.	80,787,772	4.8
2,221,096		Union Pacific Corp.	221,554,326	13.1
			373,969,542	22.1
Shares		Value	Percentage of Net Assets
	Materials: 14.7%
1,015,120	Dow Chemical Co.	$52,238,075	3.1
869,153	EI Du Pont de Nemours & Co.	56,877,372	3.4
1,042,653	Praxair, Inc.	138,506,025	8.2
		247,621,472	14.7
	Telecommunication Services: 1.5%
727,550	AT&T, Inc.	25,726,168	1.5
	Utilities: 7.8%
869,153	Ameren Corp.	35,530,975	2.1
869,153	Consolidated Edison, Inc.	50,184,894	3.0
1,144,561	NiSource, Inc.	45,027,030	2.7
		130,742,899	7.8
	Total Common Stock (Cost $1,113,638,811)	1,620,381,820	95.9
	Assets in Excess of Other Liabilities	69,630,485	4.1
	Net Assets	$1,690,012,305	100.0

@  Non-income producing security

Cost for federal income tax purposes is $1,113,638,811.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$506,743,009
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$506,743,009

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,620,381,820	$—	$—	$1,620,381,820
Total Investments, at fair value	$1,620,381,820	$—	$—	$1,620,381,820

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

Sponsor

Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Administrator

Voya Funds Services, LLC
(formerly, ING Funds Services, LLC)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
(formerly, ING Investments Distributor, LLC)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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